                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                             ----------------------
                                    FORM 8-A

                    FOR REGISTRATION OF CERTAIN CLASSES OF
                   SECURITIES PURSUANT TO SECTION 12(b) OR
                  (g) OF THE SECURITIES EXCHANGE ACT OF 1934

                              PHYTOTECH, INC.
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            (Exact name of registrant as specified in its charter)

NEW JERSEY                                                   22-3239507
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(State of incorporation or organization)                     (IRS Employee
                                                           Identification #)

1 Deer Park Drive, Suite 1, Monmouth
Junction, New Jersey                                          08852
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(Address of principal executive offices)                     (Zip Code)


If this Form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box: [ ]

If this Form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box: [X]

Securities Act registration statement file number to which this Form relates:
 No.  333-50721.

Securities to be registered pursuant to Section 12(b) of the Act:


     Title of each class      Name of each exchange on which
     to be so registered      each class is to be registered

          NONE                            NONE

Securities to be registered pursuant to Section 12(g) of the Act:

COMMON STOCK, NO PAR VALUE
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                              (Title of Class)

COMMON STOCK PURCHASE WARRANTS  (Unit Warrants)
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                              (Title of Class)

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Item 1.   Description of Registrant's Securities to be Registered

          A description of the Registrant's securities to be registered is incorporated herein by reference to the sections entitled "Description of Securities - Common Stock" and "Description of Securities - Warrants" in the Preliminary Prospectus forming a part of the Registrant's Registration Statement on Form SB-2, File No. 333-50721, filed with the Securities and Exchange Commission on April 22, 1998.

Item 2.   Exhibits

EXHIBIT
NUMBER    DESCRIPTION OF DOCUMENT
3.1       Amended and Restated Certificate of Incorporation, as amended
          (filed as Exhibit 3.1 to the Registration Statement of the
          Registrant on Form SB-2, File No. 333-50721, and hereby
          incorporated herein by reference).

3.2       Amended and Restated By-Laws (filed as Exhibit 3.2 to the
          Registration Statement of the Registrant on Form SB-2, File No.
          333-50721, and hereby incorporated herein by reference).

4.1       Specimen of Common Stock Certificate (filed by Amendment as Exhibit
          4.1 to the Registration Statement of the Registrant on Form SB-2,
          File No. 333-50721, and hereby incorporated herein by reference).

4.2       Form of Warrant Agreement governing the Warrants (filed as Exhibit
          4.2 to the Registration Statement of the Registrant on Form SB-2,
          File No. 333-50721, and hereby incorporated herein by reference).

4.3 Specimen of Warrant Certificate (filed by Amendment as Exhibit 4.3 to the Registration Statement of the Registrant on Form SB-2, File
          No. 333-50721, and hereby incorporated herein by reference.


                                    SIGNATURE

          Pursuant to the requirements of Section 12 of the Securities Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       PHYTOTECH, INC.


                                       By: /s/ Burt D. Ensley
                                          -----------------------------
                                           Burt D. Ensley, President
Date:  May 29, 1998

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